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                                                                   Exhibit 10.10

                               Sand Hill Capital
                        Innovative Financing Solutions


                                LOAN AGREEMENT


                         Dated as of November 15, 1999

                                by and between

                           SAND HILL CAPITAL II, LP
                                   as lender

                                      and

                       2BRIDGE, a California Corporation

                                  as borrower

                        TOTAL CREDIT AMOUNT: $5,050,000

Maturity:  July 31, 2000
Formula:   None
Loan Fee:  $50,000
Interest:  Prime Rate plus 3.0%, floating
Warrants:

        Number of shares: 15% Coverage
        Class of stock: See Warrant
        Initial exercise price: See Warrant
Purchase Option:

        Number of shares: The Holder or any one of its affiliates, have the right to invest up to and equal to $500,000 in the next equity round of preferred stock at a price per share equivalent to that round This option will be at the Holder's sole discretion.

        Class of stock: Preferred Stock
        Initial exercise price: At the price per share of that round (see Conversion Sub-Section "Number of shares" above).

The terms and information set forth on this cover page are a part of the attached Loan Agreement, dated as of the date first written above (as amended, modified or otherwise supplemented from time to time, this "Agreement"), entered into by and among Sand Hill Capital II, LP ("Sand Hill") and 2Bridge, a California corporation ("Borrower") set forth above. The terms and conditions of the Agreement agreed to between Sand Hill and Borrower are as follows:
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     1.  Advances. Borrower may request one or more advances (each, an "Advance"
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and collectively, the "Advances") from time to time in an aggregate outstanding amount not to exceed the principal sum of $5,050,000 (the "Committed Line") and pursuant to the terms and conditions of this Agreement. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to Section 1(a) may be repaid and reborrowed at any time during the term of this Agreement.

     Borrower shall pay interest on each Advance from the date made until Maturity or until prepaid in accordance with this Agreement at a floating rate equal to the Prime Rate, as published in the Western Edition of The Wall Street
                                                                ---------------
Journal from time to time, plus three (3.0) percent. Interest shall be payable
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in arrears on the first business day of each month. On the Maturity Date specified on the cover page, the entire outstanding principal balance of the Advances and all accrued and unpaid interest thereon shall be immediately due and payable. Advances can be prepaid in whole or in part at any time without premium or penalty.

     All payments on this Agreement shall be applied first to fees and expenses, then to interest and then to principal. If any payment is not made within ten
(10) days of the due date, Borrower shall pay a late payment fee equal to the lesser of 5% of the amount of such late payment or the maximum amount permitted by law. Any principal or interest payments on this Agreement outstanding after the occurrence and during the continuance of a default under this Agreement shall bear interest at a rate equal to the greater of 18% or 5% above the rate otherwise applicable under this Agreement. The provision in this Paragraph for extension, late fees and default interest shall not be construed as Sand Hill's consent to Borrower's failure to pay any amounts in strict accordance with this Agreement, and Sand Hill's acceptance of any such payments shall not restrict Sand Hill's exercise of any remedies arising out of any such failure.

     2.  Secured Agreement. To secure repayment of all obligations evidenced by
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this Agreement and performance of all of Borrower's obligations hereunder
(including interest accruing after an Insolvency Event), Borrower grants Sand Hill a security interest in the property described in Exhibit A attached hereto
                                                      ---------
(the "Collateral").

     3.  Representations and Warranties. Borrower represents to Sand Hill as
         ------------------------------
follows: (a) Borrower is not in material default under any material agreement under which Borrower owes any money, or any agreement, the violation or termination of which could have a material adverse effect on Borrower; (b) Borrower has taken all action necessary to authorize the execution, delivery and performance of this Agreement; (c) there are no liens, security interests or other encumbrances ("Liens") on the Collateral, except for purchase money security interests and leases on particular items of equipment (additionally, Borrower will be permitted to purchase equipment and then enter into a sale and lease back arrangement for such equipment), and mechanic's liens on Borrower's real property or improvements thereon and Permitted Lien; (d) the execution and performance of this Agreement do not conflict with; or constitute a default under, any material agreement to which Borrower is party or by which Borrower is bound; (e) the information provided by Borrower to Sand Hill on or prior to the date of this Agreement in connection with the transactions contemplated by this Agreement is true and correct in all material respects or, with respect to any financial or business projections so provided, were prepared in good faith and based upon assumptions believed to be reasonable by Borrower; (f) all financial statements and other information provided to Sand Hill fairly present in all material respects Borrower's financial condition, and there has not been a material adverse change in the financial condition of Borrower since the date of the most recent of the financial statements submitted to Sand Hill; (g) Borrower is in material compliance with all laws and orders applicable to it; (h) except as disclosed by Borrower to Sand Hill, Borrower is not party to any litigation and is not the subject of any government investigation that could reasonably be expected to result in damages or costs to Borrower of $50,000 or more, and Borrower has no knowledge of any pending litigation or investigation or the existence of circumstances that reasonably could be expected to give rise to such litigation or investigation; and (i) no representation or other statement made by Borrower to Sand Hill contains any untrue statement of a material fact or omits to state a material fact necessary to make any statements made to Sand Hill not misleading.

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

     4.  Covenants.
         ---------

         (a) Borrower will provide to Sand Hill in a form reasonably acceptable to Sand Hill (i) monthly unaudited financial statements within thirty
(30) days of the last day of each month; (ii) audited fiscal year end financial statements with an unqualified opinion within one hundred twenty (120) days of the last day of each fiscal year (Sand Hill acknowledges that a "going concern" qualification may appear in such audited financial statements); and (iii) upon request, such other financial reports relating to Borrower's operations and condition, including information on equity and funding status as Sand Hill may reasonably request from time to time. Sand Hill shall have the right to review and copy Borrower's books and record from time to time upon reasonable notice to Borrower. Borrower will pay Sand Hill for the reasonable costs it may incur from time to time in auditing the Collateral.

         (b) Borrower will maintain insurance on the Collateral that includes a lender's loss payable endorsement in favor of Sand Hill as an additional loss payee. Borrower will maintain insurance in a form reasonably acceptable to Sand Hill relating to the Collateral and Borrower's business in amounts and of a type that are customary to businesses similar to Borrower's. In addition, Borrower shall carry product liability insurance in a form reasonably acceptable to Sand Hill.

         (c) Borrower will maintain its corporate existence and good standing and will maintain in force all licenses and agreements, the loss of which could have a material adverse effect on Borrower's business. Borrower will pay all taxes on or before the date such taxes are due, except for taxes being contested in good faith or by and appropriate proceedings and for which adequate reserves have been made in accordance with generally accepted accounting principles, and will comply in all material respects with all laws and orders applicable to it.

         (d) Borrower will not (i) make any material investments in, or loans or advances to, any person other than in the ordinary course of business as currently conducted, (ii) acquire any material assets other than in the ordinary course of business as currently conducted, (iii) make any distributions or pay any dividends to any person on account of Borrower's shares, (iv) borrow any money except under equipment lease agreements and under the existing Imperial Bank line of credit, or (v) dispose of or encumber any portion of its assets, except for dispositions in the ordinary and normal course of business as now conducted including, without limitation, the selling of any property or other asset accompanied by the leasing of the same.

         (e) Borrower will register on an expedited basis with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Exhibits A, B and C to the Intellectual Property Security Agreement delivered to Sand Hill by Borrower. Borrower will register such additional intellectual property rights developed or acquired by Borrower from time to time in connection with any product prior to the sale or licensing of such product to any third party. Borrower will execute such documents and take such other actions as Sand Hill may reasonably request to perfect the security interest granted in such rights.

         (f) Borrower agrees that so long as any loans, obligations or Advances remain outstanding that Borrower will not, without the prior written consent of Sand Hill, which consent will not be unreasonably withheld or delayed: (1) Purchase or otherwise acquire all or substantially all of the assets or business of any person or other entity; or (2) liquidate or dissolve or commence any proceedings therefor; or (3) except in the ordinary and normal course of its business as now conducted, sell (including, without limitation, the selling of any property or other asset accompanied by the leasing back of the same) any assets including any fixed assets, any property, or other assets necessary for the continuance of its business as now conducted. Notwithstanding the foregoing, Borrower may proceed with the repurchase of any of its franchised businesses (a) so long as no Event of Default has occurred and is continuing or would exist after giving effect to such transaction, and (b) prior to consummating such transaction Borrower executes and delivers to Sand Hill all such additional agreements, documents and instruments as Sand Hill may require in order to affirm, effectuate or further assure its continuing, priority lien in the Collateral after giving effect to such transaction.

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

         (g) If Borrower does not repay the entire outstanding balance hereunder on or before July 31, 2000. the number of shares that Sand Hill may purchase under the Warrant issued as of the date hereof shall be adjusted in accordance with the Warrant.

         (h) If Borrower merges or consolidates with any person or entity such that Borrower is not the surviving entity, Sand Hill shall have the right to terminate this Agreement and require Borrower to pay all unpaid principal, interest, and any other amounts owing hereunder on the effective date of such merger or consolidation.

         (i) Borrower shall notify (shall include but is not limited to the time and location) Sand Hill at least two weeks in advance of any regularly scheduled meeting or as soon as reasonably possible of any unscheduled meeting of the Board of Directors. Additionally, Lender has the right to attend and observe any Board of Directors meeting it so chooses, however, this is not in any manner to be construed as having a seat, along with the rights associated therewith, on the Board of Directors.

         (j) Borrower shall take such actions as Sand Hill requests from time to time to perfect or continue the security interest granted hereunder. Borrower shall not dispose of or encumber or permit to be encumbered or attached any part of the Collateral without Sand Hill's prior written consent except for (i) dispositions in the ordinary and normal course of business as now conducted including, without limitation, the selling of any property or other asset accompanied by the leasing of the same and (ii) Permitted Liens. "Permitted Liens" means (i) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established, (ii) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business and which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of Borrower, (iii) Liens created by this Agreement and the Intellectual Property Security Agreement executed in connection with this Agreement, (iv) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, mechanic's Liens, carrier's Liens and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, performance bonds and similar obligations, in each case incurred in the ordinary course of business, whether pursuant to statutory requirements, common law or consensual requirements, and (v) easements, rights-of-way, zoning or other restrictions, charges, encumbrances, defects in title, prior rights of other person and obligations contained in, or to which the rights of the owner or lessor are subject.

     5.  Fees, Expenses and Deliveries. On the date of this Agreement, Borrower
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shall pay Sand Hill the Loan Fee specified on the cover page, plus all legal and underwriting expenses up to a maximum of $5,000 that Sand Hill incurs in connection with this Agreement. Borrower shall also deliver to Sand Hill, in form and substance satisfactory to Sand Hill, the following: (a) a warrant to purchase stock; and (b) evidence of liability insurance. Borrower shall pay all reasonable costs that Sand Hill incurs in enforcing this Agreement or exercising any rights with respect to the Collateral (including all costs incurred after the occurrence of an Insolvency Event), including without limitation reasonable attorneys fees and expenses.

     6.  Events of Default; Remedies. Any one or more of the following shall
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constitute an Event of Default under this Agreement:

         (a) Borrower's failure to cure any of the following defaults within ten (10) days after such obligations are due: (i) to pay all or any part of the principal or interest hereunder on the date due and payable, or (ii) to comply with any agreement or covenant set forth in this Agreement, or (iii) to comply with the terms of any material contract to which Borrower is a party and any agreement pursuant to which Borrower has incurred indebtedness, or (iv) to comply with any law to which Borrower is subject and which Borrower's failure to comply with such law will result in a material adverse impact on Borrower; or

         (b) Borrower becomes insolvent, or becomes the subject of any case or proceeding under the United States Bankruptcy Code or any other law relating to the reorganization or restructuring of debt (an "Insolvency Event"); or

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

         (c) any representation made to Sand Hill in this Agreement, the Warrant issued of even date herewith, or any information given to Sand Hill by or on behalf of Borrower shall be incorrect in any material respect on the date made; or

         (d) the occurrence of a material adverse change in the financial or other condition of Borrower.

         (e) Lender's determination, in its reasonable discretion, that Borrower may not be able to pay all or any part of the obligation(s), or to satisfy any condition, or to perform any obligation under this Agreement.

     Upon the occurrence and during the continuance of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Sand Hill, be immediately collectible by or on behalf of Sand Hill, and Sand Hill may exercise all of the rights of a secured party under the California Uniform Commercial Code. In such case, Sand Hill shall have a right to dispose of the Collateral in any commercially reasonable manner, and shall have a royalty-free license to use any name, trademark, advertising matter or any property of a similar nature to complete production of, advertisement for, and disposition of any Collateral and Sand Hill shall have a license to enter into, occupy and use Borrower's premises and the Collateral without charge to exercise any of Sand Hill's rights or remedies under this Agreement. Borrower irrevocably appoints Sand Hill (and any of Sand Hill's designated employees or agents) as Borrower's true and lawful attorney in fact to: endorse Borrower's name on any checks or other forms of payment; make, settle and adjust all claims under and decisions with respect to Borrower's policies of insurance; settle and adjust disputes and claims respecting accounts receivable with account debtors; execute and deliver all notices, instruments and agreements in connection with the perfection of the security interest granted in this Agreement; and sell, lease or otherwise dispose of all or any part of the Collateral. The appointment of Sand Hill as Borrower's attorney in fact, and each of Sand Hill's rights and powers, being coupled with an interest, is irrevocable until all amounts owing to Sand Hill have been repaid in full and may be exercised only while an Event of Default has occurred and is continuing.

     7.  Waivers; Indemnity. Borrower waives presentment and demand for payment,
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notice of dishonor, protest and notice of protest of this Agreement, and shall pay all costs of collection when incurred, including reasonable attorneys' fees, costs and expenses incurred before, after or in connection with of an Insolvency Event. Borrower shall indemnify and hold Sand Hill harmless from any claim, obligation or liability (including without limitation reasonable attorneys fees and expenses) arising out of this Agreement or the transactions contemplated hereby, including any claim, obligation or liability arising before, after or in connection with an Insolvency Event.

     8.  Miscellaneous. Sand Hill may assign all or any part of its interest in
         -------------
this Agreement and the Advances to any person or entity, or grant a participation of any interest in this Agreement, without notice to, or the consent of, Borrower. This Agreement can be amended only by an instrument signed by Sand Hill and Borrower. All prior agreements are superseded by this Agreement. Borrower may not assign any obligation hereunder without Sand Hill's consent. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument. This Agreement shall be governed by the internal laws of the State of California, without regard to conflicts of laws rules. Borrower and Sand Hill consent to the exclusive jurisdiction of the United States District Court of the Northern District of California and the state courts for Santa Clara County, California.

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

     9.  JURY WAIVER. SAND HILL AND BORROWER EACH WAIVES ANY RIGHT TO A JURY
         -----------
TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

2BRIDGE                                 SAND HILL CAPITAL II, LP

By:  /s/ Ronald Parks                   By: /s/ Robert A. Johnson
   -------------------------------         -------------------------------

Title:  CFO                             Title:  PRINCIPAL
      ----------------------------            ----------------------------


By:_______________________________

Its:______________________________

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

                                   EXHIBIT A
                                   ---------

     The Collateral shall consist of all right, title and interest of Borrower in and to the following:

          (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

          (b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's books relating to any of the foregoing;

          (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

          (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's books relating to any of the foregoing;

          (e) All documents, cash, deposit accounts, securities, financial assets, securities entitlements, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's books relating to the foregoing;

          (f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

          (g) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

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

                            SECRETARY'S CERTIFICATE

                                    2Bridge

     I, Ronald Parks, hereby certify that I am the duly elected and qualified Secretary of 2Bridge, a California corporation (the "Corporation") and that, as such, I am authorized to execute this Secretary's Certificate on behalf of the Corporation. This Secretary's Certificate is being delivered in connection with the Loan Agreement, dated as of November 15, 1999, by and between Sand Hill Capital II, LP and the Corporation. I further certify that:

     Attached hereto as Exhibit A is a true and complete copy of the written
                        ---------
consent of the Directors of the Corporation dated November 19, 1999. The resolutions contained in the written consent attached hereto as Exhibit A are
                                                                ----------
the only resolutions of the Board of Directors of the Corporation with respect to the Credit Documents and Warrant referred to therein, are in full force and effect on and as of the date hereof and have not been modified, amended or repealed.

     The undersigned has executed this Secretary's Certificate as of this 2nd day of December, 1999.


                                    /s/ Ronald Parks
                                    --------------------------------------
                                    Ronald Parks, Secretary

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